                                                                 Exhibit 10(b)

                           TRADEMARK LICENSE AGREEMENT

      This AGREEMENT ("Agreement") entered into as of this 25th day of May, 1989 by and between MEMOREX TELEX CORPORATION, a Delaware corporation with its principle place of business at 6422 East 41st Street, Tulsa, Oklahoma 74101 ("Licensor") and TELEX COMMUNICATIONS, INC. (formerly TCI Acquisition Corp.), a Delaware corporation with its principle place of business at 9600 Aldrich Avenue South, Minneapolis, Minnesota 55420 ("Licensee").

            WHEREAS, Licensor has beneficial and legal ownership rights in the trademark "TELEX" and related trademarks and trade names, which have come to be recognized by customers as constituting a desirable image of superior quality products and thus possesses considerable value as goodwill;

            WHEREAS, pursuant to an Asset Purchase Agreement dated as of the date hereof (the "Asset Purchase Agreement"), Licensee has acquired all of the assets of Licensor's wholly-owned subsidiary formerly known as Telex Communications, Inc., including goodwill associated with the tradename "TELEX" and related trademarks and trade names; and

            WHEREAS, pursuant to the Asset Purchase Agreement, Licensor has agreed to provide Licensee with a license to use the trademark "TELEX" and related trademarks and trade names.

            NOW, THEREFORE, in order to set forth the Licensee's rights to use the Licensed Trademarks (as hereinafter defined) and TELEX trade name in its businesses, and in consideration of the mutual terms, covenants and conditions set forth herein, the parties agree as follows:

1. DEFINITIONS

            (A) "Licensed Trademarks" shall mean the TELEX trademarks and foreign language and composite trademarks thereof throughout the Territory, including, without limitation, the Registered Licensed Trademarks, in which Licensor has now or hereafter acquires rights, or may otherwise have the right to license, with respect to the Licensed Products or the MTC Products (as hereinafter defined).

            (B) "Licensed Products" shall collectively include: (i) all those products which Licensee is selling or has previously sold, or has approved for sale, in
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conjunction with any of the Licensed Trademarks, including, without limitation, the products identified in Schedule 1 attached hereto, including components incorporated in such products and sold in conjunction therewith; (ii) any products, including components incorporated in such products and sold in conjunction therewith, not materially different from products described in clause (i), that Licensee desires to sell in conjunction with any of the Licensed Trademarks; and (iii) any other products (except for MTC Products), including components incorporated in such products and sold in conjunction therewith, that Licensee desires to sell in conjunction with any of the Licensed Trademarks, subject to Section 3(C) hereof.

            (C) "MTC Products" shall collectively include: (i) all those products which Licensor is selling or has previously sold, or has approved for sale, in conjunction with the trademark "TELEX," including components incorporated in such products and sold in conjunction therewith; (ii) any products, including components incorporated in such products and sold in conjunction therewith, not materially different from products described in clause (i), that Licensor desires to sell in conjunction with the trademark "TELEX"; and (iii) any other products (except Licensed Products), including components incorporated in such products and sold in conjunction therewith, that Licensor desires to sell in conjunction with the trademark "TELEX," subject to
Section 3(C) hereof.

            (D) "Registered Licensed Trademarks" shall mean the registrations and applications for registration for the Telex trademarks listed on Schedule 1 hereto.

            (E) The "Territory" of the rights granted to Licensee herein shall mean the universe.

            (F) The "Term" of the Licenses granted hereunder shall be perpetual.

            (G) Licensor's "Affiliated Companies" include all companies (other than Licensee and its Affiliated Companies) which are, or become during the Term, directly or indirectly controlled by Licensor.

            (H) Licensee's "Affiliated Companies" include all companies which are, or become during the Term, directly or indirectly controlled by Licensee.

2. GRANT OF LICENSE

            (A) Licensor hereby grants to Licensee and to its Affiliated Companies, successors and permitted assigns to


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the full extent it has or may at any time hereafter acquire the right so to do, and Licensee hereby accepts:

                  (i) the separate and exclusive royalty-free license within the Territory to manufacture, cause to be manufactured, distribute, sell, advertise and promote the Licensed Products in conjunction with Licensed Trademarks, including the right to grant sub-licenses, subject to the provisions of Section 4 hereof; and

                  (ii) the separate and exclusive, royalty-free right to use, within the Territory, the trade name TELEX in its and its Affiliated Companies' corporate and other business entity trade names, provided that such corporate trade names shall not combine the term TELEX with the term "Memorex" or synonyms thereof.

            Nothing herein shall be construed to limit the absolute right of Licensor to use throughout the universe the composite trademark and composite trade name "Memorex Telex."

3. TRADEMARK WARRANTY; PRODUCT EXCLUSION

            (A) Licensor represents and warrants that it is the legal or beneficial owner of the Registered Licensed Trademarks.

            (B) Neither Licensor nor Licensee shall use, or authorize the use of, the Licensed Trademarks or TELEX trade name on or in association with any new type of product which is likely to denigrate the image of the Licensed Trademarks or TELEX trade name.

            (C) Neither Licensor nor Licensee shall use, or authorize the use of, Licensed Trademarks in conjunction with any new product materially different from a product described in Sections 1(B)(i) and 1(B)(ii) hereof, in the case of Licensee, or Sections 1(C)(i) or 1(C)(ii) hereof, in the case of Licensor, or without the consent of the other party as provided herein. If Licensor or Licensee desires to use any of the Licensed Trademarks in conjunction with such a new type of product, Licensor or Licensee, as the case may be, will notify the other party of such desired use at least 90 days prior to the introduction of such new product. If such other party reasonably determines that such new product is likely to denigrate the image of the Licensed Trademarks or the Telex trade name, or is likely to materially compete with an existing or planned product of such notified party, that party shall so notify the party


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proposing the new product within 30 days and the parties shall promptly consult to resolve the matter. If the parties are unable to resolve the matter, the matter shall be submitted to arbitration in accordance with Section 10 hereof.

4. SUBLICENSES

            (A) Subject to this Section 4, Licensor may license, and Licensee may sublicense, other persons with respect to the Licensed Trademarks. If either Licensor or Licensee intends to grant a license or sublicense, as the case may be, such party shall notify the other party to this Agreement in writing of its intent at least ninety (90) days prior to the effectiveness of such other license or sublicense. In the event that Licensor or Licensee, as the case may be, determines that the grant of such other license or sublicense, as the case may be, would materially conflict with, impair, dilute or in any manner derogate the value of such party's rights in respect of the Licensed Trademarks, the Licensor or Licensee, as the case may be, shall promptly notify the other party in writing. Such notice shall stay the grant of such proposed other license or sublicense pending resolution of the objection in accordance herewith. Licensor and Licensee shall promptly consult regarding the objection. If the parties are unable to resolve the matter within 30 days, either party may submit the dispute to arbitration in accordance with Section 10 hereof.

            (B) Any other licensee or sublicensee shall comply with the terms of this Agreement applicable to the party granting such other license or sublicense, as the case may be, and prior to the effectiveness of such other license or sublicense, such other licensee or such sublicensee, as the case may be, shall agree in writing to be so bound and to so comply with the terms of this Agreement, including, without limitation, the provisions of Sections 3(B), 5 and 6 hereof. The Licensor and Licensee shall each guaranty the performance hereunder of any of their respective other licensees or sublicensees, as the case may be.

5. QUALITY OF LICENSED PRODUCTS

            Licensor and Licensee agree that all Licensed Products and MTC Products shall be of high quality to protect and enhance the prestige of the Licensed Trademarks and TELEX trade name and the goodwill pertaining thereto.


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6. ADVERTISING

            Licensee and Licensor hereby agree that any advertising, packaging and promotional material used by either of them in connection with the Licensed Products, or the MTC Products, as the case may be, will be substantially in accord with the high level of similar materials previously used by it or its predecessor company with respect to such businesses and will not knowingly disparage the Licensed Trademarks or the TELEX trade name in any manner.

7. FUTURE DOCUMENTS, RECORDING AND TRADEMARK MAINTENANCE

            (A) The parties agree to cooperate in the execution and delivery, from time to time throughout the term of this Agreement, of any documents that may be reasonably required or desirable to effectuate and carry out the purpose and intent of this Agreement. Such documents shall include instruments required to file, renew, assign, protect, perfect and maintain the Licensed Trademarks and Licensor's ownership therein, or to provide for the granting of any license or sublicense hereunder.

            (B) Licensor shall use its reasonable best efforts to cause the maintenance of the Registered Licensed Trademarks, at Licensor's cost and expense. Licensor shall, at the request and expense of Licensee, use its reasonable best efforts to obtain additional registrations of the trademark Telex.

8. INFRINGEMENT AND OTHER ACTIONS

            (A) The parties shall promptly notify each other of any claim that is asserted, and of any action or proceeding that is threatened or commenced, in which a third party (i) challenges the right of any of the parties hereto to use or ownership of any of the Licensed Trademarks, or (ii) alleges that any Licensed Trademark used pursuant to this Agreement infringes the trademark rights of such third party, or (iii) in which the revocation, cancellation or declaration of invalidity of any Licensed Trademark is sought. The parties shall consult with respect to each such claim, action, or proceeding, the assertion of counterclaims thereto and the settlement thereof and shall jointly defend, in the name of Licensor and/or Licensee, each such action or proceeding that is commenced. The party or parties whose use or ownership of the Licensed Trademark or TELEX trade name is being challenged or whose products are covered by the Licensed Trademarks or TELEX trade name being attacked


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shall be responsible for the legal expenses incurred in defending such actions and proceedings and all damages and costs, if any, recovered by the third party. The party responsible for such expenses (or, if applicable, the party responsible for the greater proportion of such expenses) shall control any such joint defense, provided that neither party shall agree to a settlement without the consent, not unreasonably withheld, of the other party.

            (B) The parties shall promptly notify each other of any infringement or other violation by a third party of any of the Licensed Trademarks or TELEX trade name. The parties shall consult with respect to any such infringement, and any action or proceeding, including opposition and cancellation actions, that may be brought against such infringement. The parties shall consult with respect to taking appropriate action including the bringing of actions in the name of Licensor and/or Licensee. If such action or proceeding is commenced by either party, it shall promptly notify the other party. Licensor and Licensee shall each be given an opportunity to participate in any such action or proceeding with counsel of its choice, bearing its own legal and other costs of such independent counsel. Should either party determine not to commence such action or proceeding it shall promptly notify the other party. Should Licensor or Licensee, as the case may be, then determine to initiate such action or proceeding, the other party shall first be given 30 days notice, during which time such party may reconsider and change its decision. Licensor or Licensee, as the case may be, may then, after giving notice to the other party, at its or their expense, initiate such action or proceedings in the name of Licensor and/or the initiating party or parties. Each party shall provide reasonable cooperation in any joint proceeding or action, including the defense of any counterclaims, and may, if not a party to any proceeding or action, join in, with counsel of its own choice, bearing its own legal and other costs. The party bringing any action or proceeding under this Section 8(B) shall keep the other party informed of the proceedings and give the other party an opportunity to participate in any settlements, but the final decision as to whether to settle the action or proceeding shall be made by the party or party bringing the action or proceeding; provided, however, that neither party shall agree to a settlement without the consent, not unreasonably withheld, of the other party, if such other party reasonably determines that such settlement would materially impair the rights of such other party to use or own any of the Licensed Trademarks. Any recovery in any joint action or proceeding shall be applied first to reimburse the parties for their reasonable legal expenses in bringing such action or proceeding. The excess shall belong to the party initiating the action or proceeding. If the


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action is brought jointly and the recovery is not sufficient to reimburse the parties bringing the action for their reasonable legal expenses in such action, the unreimbursed portion of such legal expenses shall be borne pro rata by each of the parties.

            (C) Except if resulting from a material breach of this Agreement, the parties shall not have any claim or cause of action against the other arising out of the manufacture, promotion or sale of any of the Licensed Products or MTC Products. Furthermore, neither party shall have any claim against the other, nor shall any party be entitled to be reimbursed (except pursuant to the last sentence of Section 3(B) hereof) by the other party for any costs, expenses or damages incurred or sustained by it, by reason of any third party claiming, or any court or government agency finding, that any of the Licensed Trademarks infringe the property rights of any third party.

            (D) Except in respect of any third party claim of Licensed Trademark or TELEX trade name infringement, Licensor and Licensee shall each indemnify and hold the other harmless from any liability, loss, damage or expense (including reasonable counsel fees) arising out of their or their respective Affiliated Companies' or sublicensees' (or, in the case of Licensor, other licensees') manufacture, promotion or sale of their respective products, including, but not limited to, (i) any claim for injury or damage made by any third party allegedly attributable to the use of the Licensed Products or MTC Products, (ii) patent infringement or (iii) false advertising.

            (E) If any claim or action is made or brought against Licensor or Licensee by any third party which, under the provisions of Section 8(D), might give rise to an obligation to indemnify such party, such party shall promptly notify Licensor or Licensee, as the case may be, indicating the name of the claimant or litigant and providing the details of the claim or action. Such party shall promptly thereafter forward every process or pleading relating to any such claim or action to the indemnitor under Section 8(D) and such indemnitor shall have the right and obligation, at its expense and both with counsel of its choice, to assume the defense of, assert any counterclaim with respect to, and settle any such claim or action in such party's and/or the indemnitor's name; provided, however, that if any counterclaim so asserted could have the effect of imposing any obligation upon the other party, then such counterclaim shall be covered by this indemnification and, if more than monetary damages are involved, the prior consent of such party shall have been obtained which shall not be unreasonably withheld.


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
9. ASSIGNABILITY; SECURITY INTERESTS

            (A) The rights granted under this Agreement may be assigned (a) by either party, to the successor in interest or assignee of substantially all its business or assets, or the surviving party of any merger or consolidation to which it is a party or (b) by either party, to the successor in interest or assignee of all of the business or assets of one or more of the assigning party's product lines, provided that the assignee of any assignment under this
Section 9 has assumed all the assignor's obligations hereunder with respect to the business or assigned product lines, as the case may be. The assigning party under this Section 9 shall give the other party at least 60 days prior notice of such assignment. Licensor and Licensee shall each guaranty the performance hereunder by any of their respective assignees.

            (B) Each party hereto acknowledges and agrees that the other party may grant a security interest in its interest in the Licensed Trademarks and the TELEX trade name to secure its obligations to the holder or holders of its indebtedness. If it shall become necessary for any such holder or holders to exercise its or their rights under such security interest, such rights shall be subject to compliance with the obligations under this Trademark License Agreement of the party which granted such security interest.

10. ARBITRATION

            Any controversy or claim arising out of, or relating to this Trademark License Agreement or its interpretation, performance or nonperformance or any breach thereof, which the parties are unable to resolve between themselves, shall first be submitted to arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association before a single arbitrator in New York City who shall be a trademark specialist selected by the parties. If the parties cannot agree on the selection of the arbitrator, the parties shall each designate an arbitrator, the two of whom shall then agree upon a third arbitrator. Each party shall bear its own costs in any such proceeding. The decision of the arbitrator shall be final and binding upon the parties and may be enforced in any court of competent jurisdiction.

11. GENERAL PROVISIONS

            (A) This Trademark License Agreement embodies all the terms and conditions among the parties hereto with respect to the Licensed Trademarks and TELEX trade name and


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supersedes and cancels all previous agreements and understandings with respect to the subject matter hereof. This Agreement may only be amended in a writing signed by the parties hereto. There are no verbal statements, representations or warranties that have not been embodied herein.

            (B) The provisions of this Agreement are separate and divisible. If any provision or part thereof is declared invalid or unenforceable, such provision shall be deemed modified to the extent necessary to render it valid and enforceable, and it shall not affect the validity or enforceability of any remaining part or parts, all of which shall remain in full force and effect.

            (C) The failure of any party at any time to require performance by any other party of any term or condition hereof shall not in any manner affect the right to require full performance at any time thereafter, nor shall the waiver by a party of any default in the performance or observance of any term or condition therein be taken as or held to be a waiver of any preceding or subsequent default or as a waiver of the term or condition itself.

            (D) Any notice, approval, consent, or other communications required or permitted hereunder shall be in writing and shall be given by personal delivery, telecopy or telex, with acknowledgement of receipt, or by prepaid registered mail, return receipt requested, addressed to the party at its address first hereinabove written to the attention of its General Counsel, or to any other address that either party may subsequently designate by notice in accordance with this paragraph. Notices and other communications hereunder shall be deemed effective one day after dispatch if personally delivered, telexed or telecopied, and three days after dispatch, if posted, subject to proof of delivery.

            (E) This Agreement does not, and shall not be deemed to, make any party hereto the agent, partner, joint venturer or legal representative of any other for any purpose whatsoever. Neither Licensor nor Licensee shall have the right or authority to assume or create any obligations or responsibility whatsoever, express or implied, on behalf of or in the name of the other, or to bind the other in any respect whatsoever, except as may be herein provided.

            (F) In the event that this Agreement or any portion thereof is declared invalid by a court, agency, commission or other entity having jurisdiction thereof, neither of the parties shall have any cause of action or


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claim against any of the others by reason of such declaration of invalidity.

             (G) This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

            (H) Neither of the parties hereto shall have any liability to the others for consequential damages or lost profits.

            (I) The headings given to the paragraphs of this Agreement are for the convenience of the parties only and are not to be used in any interpretation of this Agreement.

            (J) This Agreement shall be binding upon and inure to the benefit of each party and its respective successors and assigns, and nothing in this Agreement, express or implied, is intended to confer upon any other person any right or benefit.

            IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year set forth.


                                           MEMOREX TELEX CORPORATION
     Licensor                              By: /s/
                                              --------------------------------

     Licensee                              TELEX COMMUNICATIONS, INC.
                                           (formerly TCI Acquisition Corp.)

                                           By: /s/
                                              -------------------------------
                                              President


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                                  SCHEDULE 1:

Registrations and applications as set forth on Annex 1 and the registrations and applications for the TELEX Trademark registered in the following countries:

                                       JP
                                       AU
                                       AT
                                       BX
                                       CA
                                       DK
                                       FI
                                       FR
                                       GR
                                       IN
                                       IT
                                       MX
                                       NO
                                       ES
                                       SE
                                       CH
                                       GB
                                       CN
                                       BR
                                       NZ

TELEX                   TELEX

                        STATUS: RENEWED
                        STATUS DATE: NOVEMBER 8, 1969.
                        U.S. CLASS: 21      INT. CLASS: 9
                        GOODS: RADIO PILLOW SPEAKERS, SOUND REPRODUCER HEAD
                           SETS, MAGNETIC SOUND REPRODUCER APPARATUS,
                           INTEROFFICE TELEPHONIC COMMUNICATION
                           APPARATUS AND ELECTRONIC PERSONAL HEARING AID APPARATUS FOR INSTALLATION IN CHURCHES, AUDITORIUMS AND THE LIKE
                        SER. NUMBER: 545.559      FILED: DECEMBER 26, 1947.
                        IN COMM: 011937
                        FIRST USED: JANUARY 1937.
                        PUBLISHED FOR OPPOSITION: JULY 26, 1949.
                        REG. NUMBER: 517.386
                        REGISTERED: NOVEMBER 8, 1949.
                        REGISTRANT: TELEX, INC. ST. PAUL, MINN.
                        RENEWED: NOVEMBER 8, 1969.
                        RENEWED TO: TELEX, INC. ST. PAUL, MINN.
                        U.S. REGISTRATIONS CLAIMED: 429310
                        ADDITIONAL INFORMATION: PLAINTIFF IN OPPOSITION
                           ACTION NO. 50607 AGAINST (REG. NUMBER 0903900)
                        ADDITIONAL INFORMATION: PLAINTIFF IN OPPOSITION
                           ACTION NO. 51407 AGAINST TELEMAT (SER. NUMBER 72 /328305)
                        ADDITIONAL INFORMATION: PLAINTIFF IN OPPOSITION
                           ACTION NO. 51731 AGAINST TELETAX (SER. NUMBER 72
                          /348098)
                        ADDITIONAL INFORMATION: PLAINTIFF IN OPPOSITION
                           ACTION NO. 53021 AGAINST TELE COMPUTER (SER.
                           NUMBER 72 387676)
                        ADDITIONAL INFORMATION: PLAINTIFF IN CANCELLATION
                           ACTION NO. 16449 AGAINST TELEX (REG. NUMBER
                           1312520)
                        ADDITIONAL INFORMATION: PLAINTIFF IN OPPOSITION
                           ACTION NO. 76904 AGAINST TELEX WORLD LETTER (SFR. NUM 73/614503)
                        ADDITIONAL INFORMATION: PLAINTIFF IN OPPOSITION
                           ACTION NO. 77806 AGAINST TELECT (SER. NUM 73
                           /672104)
                        ADDITIONAL INFORMATION: PLAINTIFF IN OPPOSITION
                           ACTION NO. 78861 AGAINST TELX ENTERTAINMENT (SER. NUM 73 683384)
                        ADDITIONAL INFORMATION: PLAINTIFF IN OPPOSITION
                           ACTION NO. 79099 AGAINST TELEMAX (SER. NUM 73
                           655685)

                        STATUS: RENEWED         STATUS DATE: AUGUST 18, 1973.
                        U.S. CLASS: 103         INT. CLASS: 37
                        SERVICES: MAINTAINING AND REPAIR OF ELECTRONIC DEVICES,
                          NAMELY, HEARING AID EQUIPMENT
[TELEX LOGO]            SER. NUMBER: 618.410     FILED: SEPTEMBER 5, 1951.
                        IN COMM: SEPTEMBER 5, 1949.
                        FIRST USED: SEPTEMBER 5, 1949.
                        PUBLISHED FOR OPPOSITION: MAY 19, 1953
                        REG. NUMBER: 578.917      REGISTERED: AUGUST 18, 1953.
                        REGISTRANT: TELEX, INC., ST. PAUL, MN
                        RENEWED: AUGUST 18, 1973.
                        RENEWED TO: SAME
                        CLAIMS/DISCLAIMS: APPLICANT CLAIMS OWNERSHIP ON
                          REGISTRATIONS NO. 373.770, 429.310 & OTHERS.

--------------------------------------------------------------------------------

TELEX                   TELEX

                        STATUS: REGISTERED      STATUS DATE: OCTOBER 20, 1970.
                        U.S. CLASS: 26          INT. CLASS: 9
                        GOODS: DATA PROCESSING EQUIPMENT COMPUTER PERIPHERAL
                          EQUIPMENT & COMPUTER TERMINAL COMPUTERS DIGITAL TAPE TRANSPORTS DISK STORAGE DRIVES & ELECTRONIC FILE CONTROLS UNITS APPARATUS & INSTRUMENTS FOR DATA ACQUISITION DATA TAPE RECORDERS ETC
                        SER. NUMBER: 323.386    FILED: APRIL 1, 1969.
                        IN COMM: 1940.
                        FIRST USED: 1940.
                        PUBLISHED FOR OPPOSITION: AUGUST 4, 1970.
                        REG. NUMBER: 901.195     REGISTERED: OCTOBER 20, 1970.
                        REGISTRANT: THE TELEX CORP., TULSA OKLA.
                        CLAIMS/DISCLAIMS: OWNER OF RNS 439.711 AND 517.386.



[TELEX LOGO]            TELEX
                        STATUS: CANCELLED - SEC. 8
                        CANCELLATION DATE: JULY 17, 1984.
                        U.S. CLASS: 26          INT. CLASS: 9
                        GOODS: PROPORTIONAL DIVIDERS NAVIGATIONAL COMPUTERS
                          CALCULATORS AND PLOTTERS
                        SER. NUMBER: 47.996     FILED: MARCH 28, 1975.
                        IN COMM: SEPTEMBER 21, 1973.
                        FIRST USED: SEPTEMBER 21, 1973.
                        PUBLISHED FOR OPPOSITION: NOVEMBER 22, 1977.
                        REG. NUMBER: 1.085.335
                        REGISTERED: FEBRUARY 14, 1978.
                        REGISTRANT: THE TELEX CORPORATION, TULSA OKLA.
                          ASSIGNEE OF TELEX COMMUNICATIONS INC. MINNEAPOLIS,
                          MINN.
                        ASSIGNEE: TELEX CORPORATION, THE TULSA, OK 74101 USX
                          ASSIGNOR: TELEX COMMUNICATIONS INC. 9600 ALDRICH
                           AVENUE SOUTH MINNEAPOLIS MN 55420 USX
                          BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST
                          RECORDED: OCTOBER 22, 1976.
                          ACKNOWLEDGED: OCTOBER 11, 1976.
                          REEL/FRAME: 296/771
                        CLAIMS/DISCLAIMS: OWNER OF RNS 901.195 & 905.501.

TELEX                   TELEX

                        STATUS: REGISTERED
                        STATUS DATE: NOVEMBER 24, 1970.
                        U.S. CLASS: 21        INT. CLASS: 9
                        GOODS: AMPLIFIERS MICROPHONES RADIOS SPEAKERS
                           COMBINATION RADIO PHONOGRAPHS VIDEO TAPE
                           RECORDERS & REPRODUCERS & COMPONENTS & PARTS
                           OF ALL OF SAID EQUIPMENT
                        SER. NUMBER: 323.385    FILED: APRIL 1, 1969.
                        IN COMM: 1948.
                        FIRST USED: 1948.
                        PUBLISHED FOR OPPOSITION: SEPTEMBER 8, 1970.
                        REG. NUMBER: 902.922
                        REGISTERED: NOVEMBER 24, 1970.
                        REGISTRANT: TELEX CORPORATION, TULSA, OK
                        CLAIMS/DISCLAIMS: OWNER OF RNS 439.711 AND 517.386.
-------------------------------------------------------------------------------
TELEX                   TELEX

                        STATUS: REGISTERED      STATUS DATE: JANUARY 5, 1971.
                        U.S. CLASS: 26          INT. CLASS: 9
                        GOODS: DATA PROCESSING EQUIPMENT, COMPUTER
                           PERIPHERAL EQUIPMENT, AND COMPUTER TERMINAL
                           APPARATUS - NAMELY, COMPUTERS, DIGITAL TAPE
                           TRANSPORTS, DISK STORAGE DRIVES AND ELECTRONIC FILE CONTROL UNITS. APPARATUS AND INSTRUMENTS
                           FOR DATA ACQUISITION - NAMELY, DATA TAPE
                           RECORDERS, DATA TAPE RECORDERS-REPRODUCERS,
                           OSCILLOGRAPHS AND GALVANOMETERS, EYE GLASSES
                           AND EYE GLASS FRAMES, AND COMPONENTS AND PARTS
                           FOR ALL OF SAID EQUIPMENT, APPARATUS AND
                           INSTRUMENTS
                        SER. NUMBER: 342.188    FILED: OCTOBER 30, 1969.
                        IN COMM: APRIL 1, 1968.
                        FIRST USED: APRIL 1, 1968.
                        PUBLISHED FOR OPPOSITION: OCTOBER 20, 1970.
                        REG. NUMBER: 905.501    REGISTERED: JANUARY 5, 1971
                        REGISTRANT: THE TELEX CORP., TULSA, OKLA.
                        CLAIMS/DISCLAIMS: OWNER OF RN 517.386.

TELEX

STATUS: REGISTERED                      STATUS DATE: MARCH 2, 1971.
U.S. CLASS: 21                          INT. CLASS: 9

GOODS: AMPLIFIERS, MICROPHONES, RADIOS, SPEAKERS, COMBINATION
    RADIO-PHONOGRAPHS AND COMPONENTS AND PARTS FOR ALL OF SAID
    EQUIPMENT
SER. NUMBER: 342.187                     FILED: OCTOBER 30, 1969.
IN COMM: APRIL 1, 1968.
FIRST USED: APRIL 1, 1968.
PUBLISHED FOR OPPOSITION: DECEMBER 15, 1970.
REG. NUMBER: 908.989                    REGISTERED: MARCH 2, 1971.
REGISTRANT: THE TELEX CORP. TULSA, OKLA.
ADDITIONAL INFORMATION: PLAINTIFF IN OPPOSITION
    ACTION NO. 76959 AGAINST ZELEX (SER. NUM 73/607945) CLAIMS/DISCLAIMS: OWNER OF RN 517.386.

-------------------------------------------------------------------------------

TELEX

STATUS: REGISTERED                      STATUS DATE: JUNE 8, 1971.
U.S. CLASS: 36                          INT. CLASS: 9
GOODS: EQUIPMENT & APPARATUS FOR ELECTRONIC TREATMENT OF SOUND SOUND RECORDERS REPRODUCERS PHONOGRAPHS TAPE DECKS TAPE
RECORDERS TAPE CARTIDEGS PLAYERS TAPE DUPLICATORS TAPES FOR
SOUND RECORDING & REPRODUCTION COMBINATION TAPE RECORDERS &
RADIOS ETC.
SER. NUMBER: 361.184                    FILED: MAY 28, 1970.
IN COMM: 1948.
FIRST USED: 1948.
PUBLISHED FOR OPPOSITION: MARCH 23, 1971.
REG. NUMBER: 913.521                    REGISTERED: JUNE 8, 1971
REGISTRANT: THE TELEX CORP. TULSA, OKLA.
CLAIMS/DISCLAIMS: OWNER OF RN 517,386.

[TELEX LOGO]            TELEX

                        STATUS: PUBLISHED
                        STATUS DATE: FEBRUARY 28, 1989.
                        U.S. CLASSES: 21-26-36 INT. CLASS: 9
                        GOODS: DATA PROCESSING EQUIPMENT, COMPUTER PERIPHERAL
                          EQUIPMENT AND COMPUTER TERMINAL APPARATUS - NAMELY, AIRLINE RESERVATION TERMINALS, PLASMA DISPLAY UNITS, DIGITAL TAPE TRANSPORTERS, DISK STORAGE DRIVE AND ELECTRONIC FILE CONTROL UNITS, EQUIPMENT AND
                          APPARATUS FOR ELECTRONIC TREATMENT OF SOUND - NAMELY, SOUND RECORDERS-REPRODUCERS, AMPLIFIERS,
                          MICROPHONES, RADIOS, SPEAKERS, PHONOGRAPHS, TAPE DECKS, TAPE RECORDERS, TAPE CARTRIDGE PLAYERS, TAPE DUPLICATORS, TAPES FOR SOUND RECORDING AND REPRODUCTION AND PHONOGRAPHS, COMMUNICATION ANTENNAS, AUDIOVISUAL PROJECTORS, AND PARTS FOR ALL OF THE SAID EQUIPMENT
                        SER. NUMBER: 649.519    FILED: MARCH 16, 1987
                        IN COMM: APRIL 1, 1985.
                        FIRST USED: APRIL 1, 1985.
                        PUBLISHED FOR OPPOSITION: FEBRUARY 28, 1989.
                        APPLICANT: TELEX CORPORATION, THE (DEL CORPORATION):
                          TULSA, OK
                        U.S. REGISTRATIONS CLAIMED: 0517386, 0578917, 0901195,
                          0902276, 0902922, 0905501, 0908989, 0913521
                        CLAIMS/DISCLAIMS: (INT. CL 9) FIRST USED IN ANOTHER FORM
                          ON JANUARY, 1937 (INT. CL 9) FIRST USED IN ANOTHER FORM ON JANUARY, 1937 (INT. CL 9) FIRST USED IN COMMERCE IN ANOTHER FORM ON APRIL, 1968

--------------------------------------------------------------------------------
TELEX                   TELEX

                        STATUS: REGISTERED
                        STATUS DATE: NOVEMBER 10, 1970.
                        U.S. CLASS: 44          INT. CLASS: 10
                        GOODS: PERSONAL HEARING DEVICES FOR AID OF DEAF OR
                          PARTIALLY DEAF PERSONS & COMPONENT PARTS THEREOF
                        SER. NUMBER 342.332     FILED: OCTOBER 31, 1969.
                        IN COMM: 011937
                        FIRST USED: JANUARY 1937.
                        PUBLISHED FOR OPPOSITION: AUGUST 25, 1970.
                        REG. NUMBER: 902.276
                        REGISTERED: NOVEMBER 10, 1970.
                        REGISTRANT: THE TELEX CORP. TULSA OKLA.
                        CLAIMS/DISCLAIMS: OWNER OF RN 517.386.

-----           STATUS: CANCELLED - SEC. 8
TELEX           CANCELLATION DATE: OCTOBER 23, 1984.
-----           U.S. CLASS: 37                  INT. CLASS: 16
                GOODS: CLIPBOARDS
                SER. NUMBER: 103.901            FILED: OCTOBER 20, 1976.
                IN COMM: SEPTEMBER 21, 1973.
                FIRST USED: SEPTEMBER 21, 1973.
                PUBLISHED FOR OPPOSITION: FEBRUARY 7, 1978.
                REG. NUMBER: 1.090.303          REGISTERED: MAY 2, 1978.
                REGISTRANT: THE TELEX CORPORATION, TULSA, INC.
                  ASSIGNEE OF TELEX COMMUNICATIONS INC.
                  MINNEAPOLIS, MINN.
                ASSIGNEE: TELEX CORPORATION, THE TULSA, OK 74101 USX
                  ASSIGNOR: TELEX COMMUNICATIONS, INC. 9600 ALDRICH
                    AVENUE SOUTH MINNEAPOLIS, MN 55420 USX
                  BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST
                  RECORDED: JANUARY 17, 1977.
                  ACKNOWLEDGED: JANUARY 6, 1977.
                  REEL/FRAME: 300/555

--------------------------------------------------------------------------------



TELEX THE       STATUS: CANCELLED - SEC. 8
PERIPHERAL      CANCELLATION DATE: SEPTEMBER 16, 1980.
COMPANY WHERE   U.S. CLASS: 103                 INT. CLASS: 37
THE DIFFERENCE  SERVICES: MAINTENANCE SERVICE AND REPAIR OF COMPUTER APPARATUS
BEGINS NAMELY, MAINTENANCE SERVICE AND REPAIR OF TAPE DRIVES, TAPE ADAPTERS, CONTROLLERS, PRINTERS, DISC DRIVES AND DISC CONTROLLERS
                SER. NUMBER: 432.621            FILED: AUGUST 14, 1972.
                IN COMM: JULY 12, 1972.
                FIRST USED: JULY 12, 1972.
                PUBLISHED FOR OPPOSITION: NOVEMBER 27, 1973.
                REG. NUMBER: 979.138
                REGISTERED: FEBRUARY 19, 1974.
                REGISTRANT: TELEX COMPUTER PRODUCTS, INC. TULSA, OKLA.
                CLAIMS/DISCLAIMS: OWNER OF RNS 901.195, 913.521 AND OTHERS.




TELE MIKE       STATUS: CANCELLED - SEC. 08
TELEX           CANCELLATION DATE: JULY 25, 1961.
                U.S. CLASS: 21                  INT. CLASS: 9
                GOODS: MICROPHONES FOR BROADCASTING.
                SER. NUMBER: 497.507            FILED: MARCH 1, 1946.
                IN COMM: FEBRUARY 4, 1946.
                PUBLISHED FOR OPPOSITION: FEBRUARY 11, 1947.
                REG. NUMBER: 429.310            REGISTERED: APRIL 29, 1947.
                REGISTRANT: TELEX INC. ST. PAUL, MINN.
                REPUBLISHED SEC 12 (C): JUNE 7, 1955
                REPUBLISHED BY: SAME BUT ST. PAUL MIN.
                DISCLAIMS: MIKE.

YOU'LL HEAR MORE FROM TELEX     YOU'LL HEAR MORE FROM TELEX

                                STATUS: REGISTERED   STATUS DATE: JULY 11, 1972.
                                U.S. CLASSES: 21-36  INT. CLASS: 9
                                GOODS: (U.S. CL. 21) RADIOS, HEADPHONES,
                                  AMPLIFIERS, MICROPHONES, SPEAKERS, COMBINATION RADIO-PHONOGRAPHS AND COMPONENTS AND PARTS
                                  FOR ALL OF SAID EQUIPMENT (U.S. CL. 36) TAPE
                                  RECORDERS AND PLAYERS AND COMPONENTS AND
                                  PARTS FOR ALL OF SAID EQUIPMENT
                                SER. NUMBER: 373.960 FILED: OCTOBER 21, 1970. IN COMM; 061970
                                FIRST USED: JUNE 1970.
                                PUBLISHED FOR OPPOSITION: APRIL 25, 1972.
                                REG. NUMBER: 937.454  REGISTERED: JULY 11, 1972.
                                REGISTRANT: THE TELEX CORP., TULSA, OKLAHOMA
                                ASSIGNEE: TELEX COMMUNICATIONS, INC., 9600
                                  ALDRICH AVE., SOUTH MINNEAPOLIS, MN 55420
                                  USX (DE CORPORATION)
                                  ASSIGNOR: THE TELEX CORPORATION, 41ST AND
                                   SHERIDAN RD., TULSA, OK 74145 USX
                                   (DE CORPORATION)
                                  BRIEF: ASSIGNMENT OF ASSIGNORS INTEREST
                                  RECORDED: SEPTEMBER 19, 1973.
                                  ACKNOWLEDGED: JULY 2, 1973.
                                  REEL/FRAME: 241/590
                                ADDITIONAL INFORMATION: PLAINTIFF IN OPPOSITION
                                   ACTION NO. 57495 AGAINST YOU'L HEAR GOOD
                                   THINGS FROM US (SER. NUMBER 73/034681)
                                CLAIMS/DISCLAIMS: OWNER OF RNS 901.195,
                                   908.989 AND OTHERS.

TELEX                      Status:            Registration
                           Registrant:        Memorex Telex
                                               Corporation
                           Series No:         902,276

TELEX                      Status:            Application
                                               Published 2/28/89
                           Registrant:        The Telex
                                               Corporation
                           Series No:         649,519